Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

11.    Income Taxes

Provision for income taxes for the years ended December 31 consisted of the following (in millions):

	2011	2010	2009
Irish corporation tax — current	$—	$0.5	$0.3
Irish corporation tax — deferred	(0.1)	0.3	1.0
Foreign taxes — current	(3.4)	1.5	9.3
Foreign taxes — deferred	51.1	(0.2)	35.8

Provision for income taxes	$47.6	$2.1	$46.4

Tax expense reported in shareholders' equity related to equity awards	—	2.4	3.6

Current tax, including Irish corporation tax and foreign taxes, is provided on our taxable profits, using the tax rates and laws that have been enacted by the balance sheet date. In each of the three years ended December 31, 2011, 2010 and 2009, substantially all of our income in Ireland was not subject to tax due to the availability of tax losses or other tax reliefs.

The overall tax provision for 2011 was $47.6 million (2010: $4.5 million; 2009: $50.0 million). There has been no amounts (2010: $2.4 million expense; 2009: $3.6 million expense) debited to shareholders' equity to reflect net shortfalls related to equity awards. The entire $47.6 million provision (2010: $2.1 million; 2009: $46.4 million) is allocated to ordinary activities.

The total tax expense of $47.6 million for 2011 reflects federal and state taxes at standard rates in the jurisdictions in which we operate, foreign withholding tax and includes a deferred tax expense of $51.0 million for 2011 (2010: $0.1 million; 2009: $36.8 million).

Of the $51.0 million deferred tax expense, $40.0 million arises due to the application of new state tax income attribution rules. Following the introduction of these new rules, we no longer expect to benefit from certain state tax loss and credit carry forwards and have reduced our state DTAs by this amount. The tax benefits had been recognized in 2008 when it was considered more likely than not that the Company would be able to utilize these tax benefits. This is a non-cash deferred tax charge and we expect that both our future cash taxes and our future effective tax rates will be lower as a result of the application of the new rules, which became effective for tax years commencing on or after January 1, 2011.

The effective tax rate differs from the Irish tax rate of 12.5% as follows:

	2011	2010	2009
Irish standard tax rate	12.5%	12.5%	12.5%
Taxes at the Irish standard rate	$76.0	$(40.3)	$(16.2)
Irish income at rates other than Irish standard rate	(50.2)	(0.6)	0.5
Foreign income at rates other than the Irish standard rate	(29.4)	(68.0)	2.1
Deferred tax impact of new state tax rules	40.0	—	—
Adjustments to non U.S. valuation allowance	2.6	47.7	72.1
Zonegran settlement(1)	—	59.2	—
Permanent differences	7.7	3.4	(6.6)
R&D tax credit	(0.4)	(2.3)	(3.0)
Other	1.3	3.0	(2.5)

Income tax expense	$47.6	$2.1	$46.4

(1)

In 2010, $169.2 million of the $206.3 million settlement reserve charge related to the Zonegran global settlement resolving all U.S. federal and related state Medicaid claims will not be deductible for tax purposes, thus creating a $59.2 million difference in the 2010 tax rate reconciliation.

The Irish income rate differential reconciling item of $50.2 million for the year ended December 31, 2011, primarily relates to an Irish capital gains tax participation exemption following the sale of EDT.

The foreign rate differential reconciling item of $29.4 million for the year ended December 31, 2011, was comprised of a $33.2 million tax reduction related to the Bermudian income, partially offset by an increase in tax of $2.4 million related to U.S. income and an increase of $1.4 million related to ROW income.

The foreign rate differential reconciling item of $68.0 million for the year ended December 31, 2010, was comprised of a $46.4 million tax reduction related to the Zonegran settlement charge of $206.3 million, and a $33.5 million tax reduction related to Bermudian income, partially offset by an increase in tax of $11.9 million related to U.S. income.

The foreign rate differential reconciling item of $2.1 million for the year ended December 31, 2009 was comprised of an increase in tax of $34.2 million related to U.S. income and $2.9 million related to ROW income, partially offset by a $35.0 million tax reduction related to Bermudian income.

Distribution of income/(loss) before provision for income taxes by geographical area for the years ended December 31 consisted of the following (in millions):

	2011	2010	2009
Ireland	$327.6	$(405.9)	$(519.7)
Foreign	280.5	83.3	389.9

Income/(loss) before provision for income taxes	$608.1	$(322.6)	$(129.8)

Deferred Tax

The full potential amounts of deferred tax at December 31 of each year consisted of the following deferred tax assets and liabilities (in millions):

	2011	2010
Deferred tax liabilities:

Property, plant and equipment	$(0.3)	$(4.4)

Total deferred tax liabilities	$(0.3)	$(4.4)

Deferred tax assets:
Net operating losses	$327.5	$420.5
Deferred interest	236.4	215.4
Intangibles/capitalized items	8.2	13.4
Tax credits	84.8	84.1
Reserves/provisions	41.1	56.8
Property, plant and equipment	6.8	3.8
Share-based compensation expense	30.8	34.7
Other	16.4	4.8

Total deferred tax assets	$752.0	$833.5

Valuation allowance	$(606.6)	$(633.0)

Net deferred tax asset	$145.1	$196.1

The valuation allowance recorded against the DTAs as of December 31, 2011, was $606.6 million. The net change in the valuation allowance for 2011 was a reduction of $26.4 million (2010: $46.7 million increase; 2009: $97.5 million increase). The reduction in the valuation allowance includes the disposal of approximately $60 million of EDT DTAs following the sale of EDT to Alkermes. A full valuation allowance was previously recorded against these DTAs.

We have adjusted the above DTAs in relation to net operating losses to exclude stock option deductions. In 2011, we did not record any adjustment to shareholders' equity (2010: $2.4 million reduction; 2009: $3.6 million reduction) to reflect tax shortfalls or windfalls related to equity awards.

The gross amounts of unused tax loss carryforwards with their expiration dates after adjusting for uncertain tax positions are as follows (in millions):

	At December 31, 2011
	Ireland	U.S. State	U.S. Federal	Rest of World	Total
One year	$—	$2.3	$—	$8.6	$10.9
Two years	—	—	—	5.5	5.5
Three years	—	—	—	—	—
Four years	—	41.0	—	—	41.0
Five years	—	83.3	—	—	83.3
More than five years	2,477.0	74.8	494.6	0.7	3,047.1

Total	$2,477.0	$201.4	$494.6	$14.8	$3,187.8

At December 31, 2011, certain of our Irish subsidiaries had net operating loss carryovers for income tax purposes of $2,477.0 million. These can be carried forward indefinitely but are limited to the same trade/trades.

At December 31, 2011, certain U.S. subsidiaries had net operating loss carryovers for federal income tax purposes of approximately $494.6 million and for state income tax purposes of approximately $201.4 million. These net operating losses include stock option deductions. The federal net operating losses expire from 2018 to 2031. Due to changes in state tax attribution rules, we have increased the valuation allowance against certain state tax loss carryovers to $4.1 million. The state net operating losses expire from 2012 to 2031. In addition, at December 31, 2011, certain U.S. subsidiaries had federal research and orphan drug credit carryovers of $52.3 million and alternative minimum tax (AMT) credits of $6.0 million. $38.2 million of research credits will expire from 2018 through 2030 and $14.1 million of orphan drug credits (against which a $4.4 million valuation allowance has been established) will expire from 2013 through 2020. The AMT credits will not expire. Certain U.S. subsidiaries also had state credit carryovers of $45.9 million, mostly research credits, which can be carried to subsequent tax years indefinitely. Due to changes to state tax attribution rules the U.S. subsidiaries will be unlikely to benefit from its state research credit carryovers. Accordingly we have established a full valuation allowance against the state research credit carryovers of $45.9 million. We may have had "changes in ownership" as described in the U.S. Internal Revenue Code (IRC) Section 382 in 2011. Consequently, utilization of federal and state net operating losses and credits may be subject to certain annual limitations. We do not expect the effects from potential IRC Section 382 limitations will have a significant impact on the utilization of net operating losses.

The remaining loss carryovers of $14.8 million have arisen in The Netherlands and are subject to time limits and other local rules. No taxes have been provided for the unremitted earnings of our overseas subsidiaries as any tax basis differences relating to investments in these overseas subsidiaries are considered to be permanent in duration. Cumulative unremitted earnings of overseas subsidiaries totaled approximately $2,973.9 million at December 31, 2011 (2010: $2,708.9 million). Unremitted earnings may be liable to overseas taxes or Irish taxation if they were to be distributed as dividends. It is impracticable to determine at this time the potential amount of additional tax due upon remittance of such earnings.

At December 31, 2011 approximately $553.2 million of net operating losses are derived from equity awards ($472.0 million of federal losses and $81.2 million of state losses) and we may record a credit of up to $165.7 million to shareholder's equity to the extent that these losses are utilized in the future.

Our gross unrecognized tax benefits at December 31, 2011, were $61.5 million (2010: $73.4 million; 2009: $71.3 million), of which $48.4 million (2010: $72.2 million; 2009: $60.4 million), if recognized, would affect the tax charge and as such would impact the effective tax rate. We report accrued interest and penalties related to unrecognized tax benefits in income tax expense. During 2011, there was a $0.1 million decrease in the interest related to unrecognized tax benefits and in total, as of December 31, 2011, we have recorded a liability for potential penalties and interest of $0.5 million and $1.7 million, respectively.

We do not expect our unrecognized tax benefits to change significantly over the next 12 months.

Activity related to our unrecognized tax benefits for the years ended December 31 consisted of the following (in millions):

	2011	2010	2009
Balance at January 1	$73.4	$71.3	$68.9
Tax positions related to current year:
Additions	3.3	3.2	3.0
Tax positions related to prior years:
Additions	—	—	2.7
Reduction	(13.1)	(1.0)	(0.8)
Settlements	(2.1)	—	(1.2)
Expiration of statutes of limitations	—	(0.1)	(1.3)

Balance at December 31	$61.5	$73.4	$71.3

The Internal Revenue Service completed an examination of our U.S. income tax returns for 2006 to 2009 in the fourth quarter of 2011. This examination resulted in a $15.2 million reduction in our unrecognized tax benefits.

Our major taxing jurisdictions include Ireland and the United States (federal and state). These jurisdictions have varying statutes of limitations. In the United States, the 2007 through 2011 tax years generally remain subject to examination by the respective tax authorities. Additionally, because of our U.S. loss carryforwards, years from 1995 through 2006 may be adjusted. These years generally remain open for three to four years after the loss carryforwards have been utilized. In Ireland, the tax years 2007 to 2011 remain subject to examination by the Irish tax authorities.